UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

GAMING PARTNERS INTERNATIONAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on May 25, 2016

To the Stockholders of Gaming Partners International Corporation:

You are cordially invited to attend our 2016 Annual Meeting of Stockholders. Regardless of whether you plan to attend, please take a moment to vote your proxy. The Annual Meeting will be held as follows:

WHEN:	Wednesday, May 25, 2016 9:00 a.m., Pacific Time

WHERE:	The Westin Las Vegas Hotel Casino & Spa 160 E. Flamingo Road, Mesquite 5 Meeting Room Las Vegas, Nevada 89109

ITEMS OF BUSINESS:

•  Elect seven directors for terms expiring in 2017

•  Ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016

•  Hold an advisory vote to approve named executive officer compensation

•  Approve an amendment to the 1994 Directors’ Stock Option Plan to extend the term thereof until January 31, 2019

•  Ratify the grant of stock options under the 1994 Directors’ Stock Option Plan after January 31, 2014

•  Transact any other business that may properly come before the Annual Meeting

RECORD DATE:	March 31, 2016

VOTING BY PROXY:	Your vote is important. You may vote by returning the proxy card in the envelope provided.

On the following pages, we provide answers to frequently asked questions about the Annual Meeting. A copy of the 2015 Annual Report on Form 10-K is enclosed.

By Order of the Board of Directors,

Gregory S. Gronau

President and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the 2016 Annual Stockholders Meeting

The Proxy Statement and Annual Report on Form 10-K are available at http://gpic.investorroom.com and can be accessed on our website http://www.gpigaming.com

GAMING PARTNERS INTERNATIONAL CORPORATION

GAMING PARTNERS INTERNATIONAL CORPORATION

3945 W. Cheyenne Avenue, Suite 208

North Las Vegas, Nevada 89032

(702) 384-2425

PROXY STATEMENT

This proxy statement is being furnished to our stockholders beginning on or about April 15, 2016, in connection with the solicitation of proxies by the Board of Directors of Gaming Partners International Corporation (the “Company” or “GPIC”), to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) on May 25, 2016, at 9:00 o’clock in the morning, Pacific Time, to be held at The Westin Las Vegas Hotel Casino & Spa, 160 E. Flamingo Rd., Mesquite 5 Meeting Room, Las Vegas, Nevada 89109, and at all adjournments or postponements of the Annual Meeting for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I being asked to vote on?

The election of seven nominees to serve on our Board of Directors for terms expiring in 2017 (Proposal 1).

The ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 (Proposal 2).

An advisory vote to approve named executive officer compensation (Proposal 3).

The approval of an amendment to the Company’s 1994 Directors’ Stock Option Plan to extend the term thereof until January 31, 2019 (Proposal 4).

The ratification of the grant of stock options under the 1994 Directors’ Stock Option Plan after January 31, 2014 (Proposal 5).

What are the Board of Directors’ voting recommendations?

Our Board of Directors recommends a vote FOR each of the seven director nominees.

Our Board of Directors recommends a vote FOR the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

Our Board of Directors recommends a vote FOR the proposal regarding an advisory vote to approve named executive officer compensation.

Our Board of Directors recommends a vote FOR the proposal of an amendment to extend the term of the 1994 Directors’ Stock Option Plan to January 31, 2019.

Our Board of Directors recommends a vote FOR the proposal to ratify the grant of stock options under the 1994 Directors’ Stock Option Plan after January 31, 2014.

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What is the vote required for each proposal?

Once a quorum has been established, the following votes are required for approval of the respective matters:

Directors are elected by a plurality of the votes cast by holders of shares entitled to vote at the Annual Meeting. This means that the seven individuals receiving the largest number of votes will be elected as directors.

The proposals (i) to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm and (ii) to provide an advisory vote to approve named executive officer compensation, will be approved by the stockholders if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The proposals (i) to approve an amendment to extend the term of the 1994 Directors’ Stock Option Plan, and (ii) ratify the grants of stock options made after January 31, 2014, require the approval of a majority of the outstanding shares of our common stock.

Who is entitled to vote?

Common stockholders of record as of the close of business on the record date are entitled to vote. The record date for the Annual Meeting is March 31, 2016. Each outstanding share of our common stock is entitled to one vote upon the proposals presented.

How do I vote?

If you are the record holder of your shares, there are two ways to vote:

•   By completing and mailing the enclosed proxy card.

•   By written ballot at the Annual Meeting.

If your shares are held by a broker, bank or other nominee (that is, in street name), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares or obtain an authorization from your broker allowing you to vote your shares at the Annual Meeting in person or by proxy. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the NASDAQ Stock Market, Inc. (NASDAQ) on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as “broker non-votes.”

The election of directors (Proposal 1), the advisory vote to approve named executive officer compensation (Proposal 3), the approval of the amendment to extend the term of the 1994 Directors’ Stock Option Plan (Proposal 4), and the proposal to ratify the grant of stock options issued under the 1994 Directors’ Stock Option Plan after January 31, 2014 (Proposal 5) are matters considered non-routine. Accordingly, brokers do not have discretion to vote on these proposals without your instruction. Abstentions and broker non-votes will not be included in the totals for these proposals, and will have no effect on the outcome of the vote. The ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2016 (Proposal 2) is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker.

What does it mean if I get more than one proxy?

It means your shares are held in more than one account. Please vote all proxies to ensure all your shares are voted.

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What constitutes a quorum?

As of the record date, March 31, 2016, there were 7,928,594 shares of our common stock outstanding. To conduct the Annual Meeting, a majority of the outstanding shares entitled to vote must be represented in person or by proxy. This is known as a “quorum.” Abstentions and shares which are the subject of broker non-votes will count toward establishing a quorum.

Can I change my vote?

If you are the record holder of your shares, you can change your vote or revoke your proxy at any time prior to the closing of the polls, by:

•   returning a later-dated proxy card; or

•   attending the meeting and voting your shares in person; or

•   notifying our President and Chief Executive Officer by written revocation letter.

Our President and Chief Executive Officer is Gregory S. Gronau. Any changed vote or revocation should be filed with him at our corporate headquarters at 3945 W. Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032.

If your shares are held in street name and you previously instructed your broker, bank or other nominee on how to vote your shares, you will need to contact your broker, bank or other nominee in order to change your vote.

Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. All shares entitled to vote and represented by properly completed proxies timely received and not revoked will be voted as you directed. If no direction is given, the proxies will be voted as our Board of Directors recommends.

Who conducts the proxy solicitation?

Our Board of Directors is soliciting these proxies. We will bear the cost of the solicitation of proxies. Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.

Who will count the votes?

Our Board of Directors has hired an independent firm to serve as an Inspector of Elections to tabulate the voted proxies.

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PROPOSAL 1 — ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the 2016 Annual Meeting. Our Board of Directors has proposed the election of the following nominees for a one-year term expiring at the 2017 Annual Meeting and until their respective successors have been duly elected and qualified. Each of the nominees listed below has consented to being nominated and to serve if elected. If any director nominee becomes unable to serve for any reason, the persons named as proxyholders reserve full discretion to vote for any other person who may be nominated or for the balance of the nominees, leaving a vacancy unless our Board of Directors chooses to reduce the number of directors serving on our Board of Directors.

Our Board of Directors consists of a diverse group of leaders in the fields of gaming, business strategy, technology, and accounting. Many of the current directors have senior leadership experience at major domestic and international companies. In these positions, they have also gained significant and diverse management experience, including strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. The biographies below describe the skills, qualities, attributes and experiences of each of the nominees that led the Board of Directors to determine that it is appropriate to nominate these directors.

The Nominating and Governance Committee and the Board of Directors believe the skills, qualities, attributes and experiences of its directors provide us with business acumen and a diverse range of perspectives to engage each other and management to effectively address our evolving needs and represent the best interests of our stockholders.

Nominees for Election of Directors

Martin A. Berkowitz, 67, has been a director since 2007, and for a brief period in 2013 he served as our interim Chief Administrative Officer. Mr. Berkowitz is currently an independent consultant and corporate director and advisor. He also serves as the Chief Financial Officer of Netswitch, Inc., a provider of internet security services. This is a part-time position for which he receives no cash compensation. Until April 2014, Mr. Berkowitz served on the Board of Directors, and was Chairman of the Audit Committee, of Ready One Industries, a 501(c)(3) corporation. From 2008 to March 2011, Mr. Berkowitz served as the Chief Financial Officer of Virtual Coaching, LLC, a technology-enabled service company based in New York City. From 2007 to 2008, Mr. Berkowitz was Chief Financial Officer of ChildNet, Inc., a community-based non-profit corporation that administers foster care and adoptive services for Broward County, Florida. From 2006 to 2007, he was a consultant in the areas of financial management and business development. He was Chief Financial Officer for the Miami-Dade County Public Schools in 2005 and 2006. From 2002 to 2004, Mr. Berkowitz held the positions of Senior Vice President and Chief Financial Officer, then President and Chief Executive Officer of the National Veterans Business Development Corporation. He retired as Senior Vice President from Prudential Financial in 2000 following a twenty-five year career where he served as Comptroller of the individual insurance unit, Chief Financial Officer of the investment management business unit, and the Corporate Comptroller. He played a major role in the conversion of Prudential from a mutual insurance company to a public shareholder-owned company. Mr. Berkowitz earned his Bachelor of Business Administration in Accounting from the University of Massachusetts, Amherst in 1970 and his Master of Business Administration from St. John’s University in 1975. He has attended executive programs at the University of Michigan, Stanford University and Harvard University. Among other qualifications, Mr. Berkowitz brings to the Board of Directors a track record of success in financial and operating management in both the private and public sectors. His experience as a financial executive contributes particularly to the Board of Directors’ oversight of the Company’s financial matters.

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Eric P. Endy, 60, has been a director since 1993. Mr. Endy was our Executive Vice President from September 2002 to March 2003, and served as a consultant to us from April 2003 to September 2007. He served as our Secretary from May 1984 to March 2003, Chairman of the Board and Chief Executive Officer from November 1998 to September 2002, President from January 1994 to September 2002 and Treasurer from July 2001 to September 2002. From May 1998 to July 1998, Mr. Endy was our Treasurer and from January 1994 to July 1995, Mr. Endy was our Chief Operating Officer. Mr. Endy was Chairman of the Board, President and Chief Executive Officer of the former Paul-Son Gaming Supplies, Inc. from November 1998 to September 2002, and Executive Vice President and General Manager of the former Paul-Son Gaming Supplies, Inc. from July 1990 to November 1998. Mr. Endy received a Master of Arts from California State University-Los Angeles in 1981 and a Master of Business Administration from the University of Nevada-Las Vegas in 2007. Among other qualifications, Mr. Endy’s experience in the gaming industry and knowledge of our products assists the Board with strategic planning for the Company.

Gregory S. Gronau, 57, has been our President and Chief Executive Officer since September 2009. Since July 2014, Mr. Gronau has also served as Secretary and Treasurer of the Company. Mr. Gronau served as our Executive Vice President and Chief Operating Officer from October 2008 through September 2009. From 2006 to March 2008, Mr. Gronau served as President and Chief Executive Officer of Cadillac Jack, Inc. (Duluth, Georgia), a supplier of innovative games and systems to the gaming industry. From 2002 to 2006, he served as Vice President of Operations of Shuffle Master, Inc. (Las Vegas, Nevada), a supplier of automatic card shufflers and proprietary table games. At Shuffle Master, Mr. Gronau oversaw software and hardware research for two product lines and directed manufacturing operations for all products. Between 1996 and 2002, Mr. Gronau served as Director of Operations and Business Planning and then as Vice President of Distribution Services of WMS Industries, Inc. (Chicago, Illinois), a manufacturer of lottery terminals and slot machines. Shuffle Master, Inc. and WMS Industries, Inc. are now included in the Scientific Games, Inc. group of companies. Among other qualifications, Mr. Gronau is skilled in corporate opportunity management for domestic and international companies, managing start-up opportunities, turnaround challenges and high-growth large corporations’ organizational improvements. His acquisition experience managing corporate-wide acquisition improvements is valuable to the Board and the Company as growth potential is analyzed and pursued.

Charles R. Henry, 78, has been a director since 2006. Mr. Henry is a retired two-star general, with 41 years of leadership experience, a distinguished military career and an advanced law degree. He is currently the President of CRH, Inc., a consulting firm specializing in defense acquisition issues. In March 2013, Mr. Henry accepted the position of Chairman of the Board of Jorge Scientific Corporation. Jorge specializes in providing mission-critical national security solutions to the U.S. armed forces, intelligence communities and federal civilian agencies. He has served on the board of directors of Molycorp, Inc., an American mining corporation, since August 2009. From 2005 to 2007, he was the Chief Operating Officer and, from 1994 to 2007, a board member of CEG Company in Rico Rica, Arizona, a leading producer of wiring harnesses for military vehicles. Prior to that, he was a consultant in Washington, D.C. for various companies on defense issues. In 2001, he was also appointed Chief Executive Officer and President of the National Veterans Business Development Corporation. From 1997 to 2001, Mr. Henry served as President of LFR Levine Fricke, an environmental management and consulting firm, which is an affiliate of Holding Wilson, S.A., our principal stockholder. Mr. Henry holds an undergraduate degree in economics from Middle Tennessee State University; he is a graduate of the United States Army War College and the United States Army Command and General Staff College; he holds a J.D. and a L.L.M. degree from Woodrow Wilson Law School. Among other qualifications, Mr. Henry brings to the Board vast leadership experience within the Executive Branch of the Federal Government and as a senior executive working in the civilian industry. He has hands-on experience and demonstrated ability in program development and resource management. His background and insights are of great assistance to the Board in matters of successful management in an organization which is facing change and growth.

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Robert J. Kelly, 60, has been a director since 2006. From August 1, 2014 to January 31, 2015, he served as a consultant to the Company in order to assist with the integration of Gemaco. Mr. Kelly received a Master in Business Administration from Harvard University in 1986 and an engineering degree from Princeton University in 1977. Since 2000, Mr. Kelly has been the founder, patent holder and primary stockholder of EarthSource Inc., Raynham, Massachusetts, a waste-water treatment plant. He is also a civil engineer and responsible for designing the EarthSource process and managing its operations. From 1994 to 2000, Mr. Kelly worked with LFR, Inc., an environmental engineering company and affiliate of Holding Wilson, S.A., our principal stockholder. Prior to 1994, Mr. Kelly worked as a Division Manager for OHM Corporation, a publicly-traded company that provides technology-based, on-site hazardous waste remediation environmental services, and as a Field Service Manager at IT Corporation, a publicly-traded company in the environmental engineering business, providing environmental consulting, engineering and construction and remediation services. Among other qualifications, Mr. Kelly brings to the Board significant experience and leadership in business development and operational and financial analysis.

Jean-Francois Lendais, 52, has been a director since 2010. Mr. Lendais is currently the President and CEO of CJS-PLV, a French company which designs and manufactures displays for point of sale. From 2000 until December 2010, Mr. Lendais served as a Vice President of Capgemini Consulting France, also serving as a member of the Executive Committee from 2003 until December 2010, and as the head of its Operational Transformation practice during that period. From 1989 to 2000, Mr. Lendais worked in various capacities with Bossard Consultants and Gemini Consultants. He has served on the Supervisory Board of Holding Wilson, S.A. since 2004, our principal stockholder. Among other qualifications, Mr. Lendais has served as a business transformation consultant and has experience in major transformations involving several countries with different languages, cultures and management styles. As the Company continues to integrate operations in the U.S., France, Mexico and now Asia, Mr. Lendais’ background and insights are of great value to the Board.

Alain Thieffry, 60, was appointed Chief Financial Officer of Gaming Partners International Corporation on January 31, 2015, and had been the Company’s Interim Chief Financial Officer from July 2014 to January 2015. He has been a director since 2002 and Chairman of the Board since 2010. Mr. Thieffry has served as President of the Executive Board of Holding Wilson, S.A., our principal stockholder, since February 2002, and as an executive officer since 1984. Since 2003, Mr. Thieffry has also served as Chief Executive Officer of DeRoche, S.A., a distributor of food products. Mr. Thieffry holds Masters of Law and Business Administration and the equivalent of a CPA license in France. Among other qualifications, Mr. Thieffry brings to the Board significant experience in mergers and acquisitions, international business practices, and business structuring.

Board Leadership Structure

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for and presides over meetings of the full Board of Directors. Mr. Gronau serves as our Chief Executive Officer and Mr. Thieffry serves as Chairman of the Board of Directors.

Risk Oversight

The Board of Directors has the ultimate oversight responsibility for the risk management process and regularly reviews issues that present particular risks to us, including those involving competition, customer demands, economic conditions, planning, strategy, finance, sales and marketing, products, information technology, facilities and operations, supply chain, legal and environmental matters, and insurance. The Board of Directors further relies on its Audit Committee for oversight of certain areas of risk management. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management and the independent registered public accountants the Company’s policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance. The Board believes that this approach, supported by the separation of our senior leadership, provides appropriate checks and balances against undue risk taking.

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Board of Directors and Committees of the Board

Our business affairs are conducted under the direction of our Board of Directors. The role of our Board of Directors is to effectively govern our affairs for the benefit of our stockholders and, to the extent appropriate under governing law, of other constituencies, which include our employees, customers, suppliers and creditors. Our Board of Directors strives to ensure the success and continuity of our business through the selection of a qualified management team. It is also responsible for ensuring that our activities are conducted in a responsible and ethical manner. During 2015, our Board of Directors held seven (7) meetings. Each director attended at least 75% of the Board meetings and committee meetings during the period he served as a member. Our independent directors met informally on several occasions throughout the year to discuss various matters. We encourage our directors to attend our annual meetings of stockholders. All of our current directors attended our 2015 annual meeting of stockholders.

The framework for our corporate governance is provided by: (a) Nevada corporate law, (b) our articles of incorporation and our bylaws, (c) charters of our Board committees, and (d) our codes of ethics and conduct. In addition, we are governed by all applicable laws, rules and regulations, including the gaming laws and rules of every jurisdiction in which we or our products are licensed, the federal securities laws and the rules of the Securities and Exchange Commission (SEC), and the listing requirements and rules of NASDAQ, where our common stock is listed.

As a result of Mrs. Elizabeth Carrette beneficially holding more than 50% of the voting power for the election of directors, our Board of Directors has determined that we are a “controlled-company” and are therefore exempt from certain of the NASDAQ rules, including requirements for a majority independent board and independent compensation and nominating committees.

Under applicable SEC and NASDAQ rules, the existence of certain “related party” transactions above certain thresholds between a director and the company are required to be disclosed and preclude a finding by the Board of Directors that the director is independent. The Board of Directors has determined that the following directors meet the standards of independence under the applicable NASDAQ listing standards: Robert J. Kelly, Martin A. Berkowitz, Charles R. Henry and Eric P. Endy.

Our Board of Directors has four standing committees: the Audit Committee, the Compensation Committee, the Compliance Committee and the Nominating and Governance Committee. The charter for each committee other than the Compliance Committee, as well as our as well as our Code of Ethics and Code of Conduct, are available on our website at www.gpigaming.com. These documents are also available in print, free of charge, to any stockholder upon request. We may revise these policies from time to time and will promptly post revisions on our website. No charter has been adopted for our Compliance Committee.

The Audit Committee, a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”), assists our Board of Directors in overseeing the accounting and financial reporting processes of the Company and audits of our financial statements, including the integrity of our financial statements, compliance with legal and regulatory requirements, our independent public accountants’ qualifications and independence, the performance of our internal audit function and independent public accountants, and such other duties as may be directed by our Board of Directors. The Audit Committee Charter requires that the Audit Committee consist of three or more Board members who satisfy the “independence” requirements of the SEC and NASDAQ for audit committee members. The current members of the Audit Committee are Mr. Kelly, who is the committee chair, Mr. Henry and Mr. Berkowitz. From January 1, 2015 through January 31, 2015, Mr. Kelly was engaged as an independent consultant to the Company. During that period, Mr. Kelly did not serve on the Audit Committee, and Mr. Eric P. Endy served in his stead.

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The Board of Directors has determined that each of the current members of the Audit Committee satisfies the above-referenced independence requirements. Our Board of Directors believes that each member of the Audit Committee is able to read and understand financial statements, and that at least one of the members has past employment experience or background which results in his financial sophistication. The Board of Directors believes that Mr. Berkowitz qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of SEC Regulation S-K. Our Audit Committee met five (5) times in 2015. The Audit Committee’s charter is available on the Company’s website at: http://gpigaming.investorroom.com/index.php?s=115&item=1.

The Compensation Committee discharges the responsibilities of our Board of Directors relating to compensation of the Company’s executive officers and directors. The Compensation Committee’s responsibilities include:

•	establishing and reviewing the overall corporate policies, goals and objectives for the compensation of the Company’s chief executive officer and other executive officers, including a review of the relationship of executive compensation to corporate performance and relative stockholder return, compensation at comparable companies, past years compensation to executives, tax and accounting treatment and other relevant factors;

•	evaluating the performance of the Company’s chief executive officer and other executive officers in light of the corporate goals and objectives and, based on that evaluation, determining the compensation of the chief executive officer and other executives officers, including the individual elements of salary, bonus, supplemental retirement, incentive and equity compensation, and determining the appropriate allocation among individual elements in light of the corporate goals and the performance evaluation; and

•	making recommendations to the Company’s Board of Directors regarding the salaries, benefits and other compensation of the Company’s non-employee directors, committee chairpersons, and committee members.

The Compensation Committee administers the 1994 Directors’ Stock Option Plan, as amended, but it has no discretion to determine or vary any matters which are fixed under the terms of the plan. All actions and decisions of the Compensation Committee under the plan (other than grants of non-discretionary options) are subject to approval by our Board of Directors. The current members of the Compensation Committee are Mr. Thieffry, who is the committee chair, Mr. Kelly, Mr. Berkowitz and Mr. Lendais. No interlocking relationship exists, or in the past has existed, between any member of our Compensation Committee and any member of any other company’s board of directors or compensation committee. The Company did not engage compensation consultants in 2015. Our Compensation Committee met three (3) times in 2015. Because we are a "controlled-company," we are not subject to certain of the restrictions imposed by Nasdaq rules on Compensation Committee composition.

The Compliance Committee is responsible for identifying and evaluating any situations involving us or our affiliates which may have a negative effect upon the objectives of gaming control. The Compliance Committee currently consists of Mr. Gronau, who is the committee chair, Mr. Kelly, Mr. Endy and Matthew C. Hagerty, our Corporate Counsel. The Compliance Committee reports to our Board of Directors and advises our Board of Directors, after investigation, of activities that might be inappropriate. Among other things, Mr. Hagerty determines that all transactions involving gaming supplies and gaming equipment are with appropriately licensed casinos, distributors and vendors and reports to the committee regarding matters which may include, but are not limited to, material litigation, material loans or extensions of credit, transactions meeting certain thresholds, and material loans made by us or our affiliates other than for our or the affiliate’s benefits. Additionally, the committee requires that appropriate background checks be conducted on several categories of persons, including, but not limited to, stockholders holding a 5% or more beneficial ownership interest, officers, directors, lenders, vendors, customers, partners, joint ventures and lobbyists. The committee reviews political contributions as to compliance with law, annually reviews the list of our stockholders, and may require review of foreign entities with which we do business. The Compliance Committee met four (4) times in 2015.

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The Nominating and Governance Committee, which currently consists of Mr. Kelly, who is the committee chair, Mr. Henry and Mr. Berkowitz, is responsible for identifying qualified candidates to be presented to our Board of Directors for nomination as directors, selecting, or recommending that the Board of Directors select, director nominees for the next annual meeting, and assisting our Board of Directors in carrying out its responsibilities relating to our corporate governance practices. Each of the current members of the Nominating and Governance Committee qualifies as an “independent” director as defined in Rule 4200(a)(15) of the NASDAQ listing standards. Our Nominating and Governance Committee met one time in 2015. The Nominating and Governance Committee’s charter is available on the Company’s website: http://gpigaming.investorroom.com/index.php?s=115&item=9.

The Nominating and Governance Committee will consider nominees for our Board of Directors recommended by stockholders. Notice of proposed stockholder nominations for directors must be delivered not less than 90 days or more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Nominations shall set forth (i) the name and address of the stockholder and/or beneficial owner proposing the nomination, (ii) the class and number of shares of stock held of record and beneficially by such stockholder, (iii) a representation that the stockholder is a beneficial or record owner of our stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (iv) the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected, (v) a brief description of the proposed nominee’s business experience for the previous five years and all other information regarding such proposed nominee that would be required to be set forth in a definitive proxy statement filed with the SEC pursuant to Section 14 of the Exchange Act, and (v) all other information that would be required to be filed with the SEC if the person proposing such nomination were a participant in a solicitation subject to Section 14 of the Exchange Act. Nominations should be delivered to the Nominating and Governance Committee at the following address:

Gaming Partners International Corporation

c/o Corporate Secretary

3945 W. Cheyenne Avenue, Suite 208

North Las Vegas, Nevada 89032

In considering possible candidates for election as a director, the Nominating and Governance Committee will consider such factors as overall business experience, experience in technology, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors, as well as a candidate’s integrity, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. While the Committee seeks a diversity of experience, viewpoints and backgrounds on the Board, it has not established a formal policy regarding diversity in identifying director nominees.

The Nominating and Governance Committee will review the qualifications and backgrounds of directors and nominees, as well as the overall composition of the Board of Directors, and recommend the slate of directors to be nominated for election at the Annual Meeting. We do not currently employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

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We have a Code of Ethics, which applies to our Chief Executive Officer, Chief Financial Officer and Controller, and a Code of Conduct, which applies to all of our directors and employees, to the fullest extent permitted under the applicable laws of the country where such employees are domiciled. If we make any amendments to the Code of Conduct and Ethics or grant any waiver, including any implicit waiver, from a provision of the code to our directors or executive officers, we will disclose the nature of such amendment or waiver on our website at www.gpigaming.com.

We have no related party transactions as defined by Item 404 of Regulation S-K.

Communications with the Board of Directors

You can contact our Board of Directors or any of our directors by writing to them at the same mailing address provided above for delivery of director nominations. At each Audit Committee meeting, the Secretary will present a summary of stockholder communications received since the last meeting, and will make the communications available to the applicable director or committee upon request. Employees and others who wish to contact the Board of Directors or any member of the Audit Committee anonymously to report complaints or concerns with respect to accounting, internal accounting controls or auditing matters, may do so using the same mailing address listed above. All communications are confidential.

Director Compensation Table – 2015

The following table presents information regarding the compensation paid during 2015 to members of our Board of Directors who are not also employees. The compensation paid to Gregory S. Gronau, our President and Chief Executive Officer, is presented in the Summary Compensation Table and related explanatory tables below under the heading “Executive Compensation”. Mr. Gronau was not entitled to receive additional compensation for his services as a director. Alain Theiffry receives compensation for his services as a director as shown below, but does not receive compensation for his services as our Chief Financial Officer.

Name	Fees Earned	Stock Awards	Option Awards(1)		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Martin A. Berkowitz	$41,133	-	$17,277	(2)	-	-	-		$58,410
Eric P. Endy	$27,433	-	$10,196	(3)	-	-	-		$37,629
Charles R. Henry	$40,800	-	$11,056	(4)	-	-	-		$51,856
Robert J. Kelly	$44,633	-	$14,974	(5)	-	-	$8,400	(5)	$68,007
Jean-Francois Lendais	$24,600	-	$11,513	(6)	-	-	-		$36,113
Alain Thieffry	$26,000	-	$11,500	(7)	-	-	-		$37,500

(1)	The amounts reported in this column reflect the aggregate grant date fair value of 2015 option awards. All 2015 option grants were non-discretionary and are subject to stockholder approval of Proposals 4 and 5. The amounts do not correspond to the actual value that may be received by the directors. Additionally, amounts do not include stock option compensation expense recorded in 2015 for grants made in prior years that vested in 2015.
(2)	Based on options to purchase 5,000 shares granted on August 8, 2015. At December 31, 2015, Mr. Berkowitz had, in the aggregate, outstanding options to purchase 52,000 shares.
(3)	Based on options to purchase 3,500 shares granted on December 22, 2015. At December 31, 2015, Mr. Endy had, in the aggregate, outstanding options to purchase 14,500 shares.
(4)	Based on options to purchase 3,500 shares granted on June 30, 2015. At December 31, 2015, Mr. Henry had, in the aggregate, outstanding options to purchase 48,500 shares.
(5)	Based on options to purchase 5,750 shares granted on February 15, 2015. At December 31, 2015, Mr. Kelly had, in the aggregate, outstanding options to purchase 68,750 shares. In addition, between January 1, 2015 and January 31, 2015, Mr. Kelly was paid $8,400 for his service as a consultant to the Company.

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(6)	Based on options to purchase 3,500 shares granted on May 5, 2015. At December 31, 2015, Mr. Lendais had, in the aggregate, outstanding options to purchase 18,000 shares.
(7)	Based on options to purchase 3,500 shares granted on September 12, 2015. At December 31, 2015, Mr. Thieffry had, in the aggregate, outstanding options to purchase 35,000 shares.

Non-Employee Director Compensation

In 2015, each non-employee director received a quarterly fee of $4,500. In addition, each non-employee director received $1,400 for attending a Board of Directors meeting in person and $500 for participating by telephone. Each non-employee director was also paid $500 for attending (either in person or by telephone) any non-regular or special Board of Directors meeting or committee meeting. Non-employee directors who were members of the Audit Committee received $2,500 per quarter and $500 for attending (either in person or by telephone) each other non-regular or special committee meeting. Lastly, the Audit Committee chairman received an additional $1,000 per quarter. Each director may be reimbursed for certain expenses incurred in connection with attendance at Board of Directors and committee meetings. Each non-employee director also receives non-qualified stock options under the 1994 Directors’ Stock Option Plan.

The 1994 Directors’ Stock Option Plan provides for the grant of discretionary and non-discretionary stock option grants to non-employee directors. The aggregate number of shares issuable under the plan is 450,000, of which up to 100,000 shares may be subject to discretionary stock options. Eligible non-employee directors initially receive a one-time stock option to purchase 6,000 shares of common stock following such director’s election to the Board of Directors. Thereafter, each such director receives a non-discretionary stock option to purchase 2,000 shares of common stock each year at the beginning of such directors’ fourth year of service. In addition, on the anniversary of each such director’s election or appointment to the Board of Directors such director also receives non-discretionary stock options to purchase 1,500 shares of common stock for serving on the Audit Committee, the Compliance Committee or the Compensation Committee for at least six months during the twelve months prior to the date of grant. The Board of Directors may also grant discretionary options from time to time to non-employee directors, subject to and consistent with the provisions of the plan. The initial non-discretionary stock option vests in equal installments over a three-year period. Annual non-discretionary stock options and discretionary stock options are fully-vested on the date of grant, but are not exercisable for six months and a day after the date of grant. Unless special circumstances exist, each stock option expires on the earlier of the tenth anniversary of the date of its grant or nine months after the non-employee director ceases to be a director for any reason, other than death, or two years after the non-employee director ceases to be a director due to his or her death. The stock option exercise price is the closing price of the Company’s common stock on the date such stock option is granted.

Our non-employee directors who are currently eligible to participate in the plan are Martin A. Berkowitz, Eric P. Endy, Charles R. Henry, Robert J. Kelly, Jean-Francois Lendais and Alain Thieffry. Directors who are also employed as regular salaried officers or employees do not receive any fees or additional remuneration to serve on our Board of Directors or its committees.

The directors realize value from their stock options only when exercised, and only to the extent that the price of our common stock on the exercise date exceeds the price of our common stock on the grant date.

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Recommendation of our Board of Directors

Directors will be elected by a plurality of the votes cast by the shares entitled to vote, as long as a quorum is present. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, and broker non-votes have no effect in the election of directors.

Our Board of Directors recommends that you vote “FOR” all the director nominees.

OTHER INFORMATION

 Executive Officers

Currently, all of our executive officers also serve on our Board of Directors. Mr. Gronau serves as our President, Chief Executive Officer, Secretary and Treasurer and Mr. Thieffry serves as our Chief Financial Officer.

Security Ownership of Management and Other Beneficial Owners

The following table sets forth information as of April 11, 2016 (except where another date is indicated), with respect to the beneficial ownership of our common stock by each of our named executive officers and directors, all of our named executive officers and directors as a group, and beneficial owners known to us to hold more than 5% of our common stock. As of April 11, 2016, other than as listed below, we were not aware of any person beneficially owning more than 5% of our outstanding common stock. We have no other class of equity securities outstanding. There are no family relationships between any of our directors or executive officers.

Name of Beneficial Owner	Ownership	Options Exercisable Within 60 Days	Beneficial Ownership(1)		Percent of Class(2)
Executive Officers, Directors and Director Nominee:
Eric P. Endy	168,707	11,000	179,707	(3)	2.26%
Gregory S. Gronau	1,200	150,000	151,200		1.87%
Robert J. Kelly	-	68,750	68,750		*
Charles R. Henry	-	48,500	48,500		*
Alain Thieffry	9,000	35,000	44,000	(4)	*
Martin A. Berkowitz	-	52,000	52,000		*
Jean-Francois Lendais	1	18,000	18,001	(5)	*
All executive officers, current directors and director nominee as a group (7 persons)	178,908	383,250	562,158		6.76%

5% Stockholders:
Elisabeth Carrette	4,068,226		4,068,226	(6)	51.31%
Gerard P. Charlier	665,999	-	665,999	(7)	8.40%
VN Capital Management, LLC	791,282	-	791,282	(8)	9.98%
James T. Vanasek (8)
Patrick Donnell Noone (8)

*	Less than 1% of the outstanding shares of our common stock.

(1)	Represents sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of April 11, 2016.

(2)	Any securities not outstanding which are subject to options exercisable within 60 days of April 11, 2016, are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person. Unless otherwise noted, the persons identified in this table have sole voting and investment power with regard to the shares beneficially owned.

(3)	Includes 18,000 shares held by trusts established for the benefit of Mr. Endy’s family.

(4)	Does not include 4,048,124 shares held by Holding Wilson, S.A., of which Mr. Thieffry is the President of the Executive Board. Mr. Thieffry disclaims beneficial ownership of all shares held by Holding Wilson, S.A.

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(5)	Includes one share held by Mr. Lendais’ spouse. Does not include 4,048,124 shares held by Holding Wilson, S.A., of which Mr. Lendais is a member of the Supervisory Board. Mr. Lendais disclaims beneficial ownership of all shares held by Holding Wilson, S.A.

(6)	Includes: (i) 4,048,124 shares held by Holding Wilson, S.A., of which Mrs. Carrette is the principal beneficial owner; and (ii) 19,750 shares held by the Estate of Francois Carrette (based on written confirmation received on February 28, 2016). Mrs. Carrette’s business address is 3945 W. Cheyenne Avenue, Suite 208, North Las Vegas, Nevada 89032.

(7)	Includes 703 shares held by Mr. Charlier’s spouse. Mr. Charlier’s reported business address was: C/O Holding Wilson 3 75116 Paris 16ème, France (based on written confirmation received on February 28, 2016).

(8)	Based on information confirmation of Patrick Donnell Noone received on April 12, 2015. The principal business address of the Reporting Persons is 1133 Broadway, Suite 1609 New York City, New York 10010. The Reporting Persons reported that they share voting and dispositive power with respect to 719,155 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors, and stockholders holding more than ten percent of the class of stock are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2015, all reports required under Section 16(a) filing requirements were filed as required.

During 2016, a report filed on January 7, 2016 for Eric P. Endy was inadvertently filed as a new report. The report was intended to amend the timely filed report dated December 22, 2015 for Eric P. Endy. In addition, the report filed on February 26, 2016 for Robert J. Kelly was filed late for a transaction that occurred on February 15, 2016.

Indemnification of Directors and Officers

We have provided for indemnification to the fullest extent permitted by the provisions of Nevada law in our Articles of Incorporation and Bylaws. In addition, we have contractually agreed to indemnify each present and former director as of the closing date of the combination with Etablissements Bourgogne et Grasset S.A. against any claim arising out of or pertaining to any matter existing or occurring at or prior to the closing date of the combination, whether asserted or claimed prior to, at or after such closing date, to the fullest extent permitted under Nevada law and our Articles of Incorporation or Bylaws then in effect. We also maintain a directors’ and officers’ liability insurance policy.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table presents information concerning compensation earned for services rendered to the Company by our Chief Executive Officer. Alain Thieffry, who has served as our Interim Chief Financial Officer and now serves as Chief Financial Officer, did not receive compensation from the Company for service in these capacities. The Company’s next two most highly compensated executive officers are not included in the table below because their respective total compensation in 2015 did not exceed $100,000.

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Name and Principal Position	Year	Salary		Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation		Total
Gregory S. Gronau	2015	$350,000	(1)	$90,000	-	-	-	-	$20,464	(2)	$460,464
Chief Executive Officer, President, Treasurer and Secretary	2014	$300,000		$0	-	-	-	-	$19,825	(3)	$319,825

(1)	In May 2015, Mr. Gronau was granted a raise by the Board from $300,000 to $350,000. Mr. Gronau was proactively paid for that raise for the first portion of 2015 and paid pursuant thereto for the rest of 2015.

(2)	This amount reflects $7,477 in automobile expense allowance, $12,987 of medical insurance (health, dental, vision and life).

(3)	This amount reflects $7,200 in automobile expense allowance, and $11,443 of medical insurance (health, dental, vision and life) and $1,182 of 401(k) match.

Employment Agreement

On October 28, 2008, we entered into an employment agreement with Gregory S. Gronau for his appointment as our Executive Vice President and Chief Operating Officer. The employment agreement provides for a three-year term of employment expiring on October 28, 2011, with automatic renewals for additional one-year periods unless either party provides written notice that the agreement will not be extended. Therefore, the employment agreement was automatically renewed until October 28, 2016. On September 12, 2009, as contemplated in his employment agreement, Mr. Gronau was appointed as our President and Chief Executive Officer. Under the terms of his employment agreement, in connection with his appointment as President and Chief Executive Officer, and as amended since that time by the Board, Mr. Gronau is entitled to:

•	an annual salary of $350,000 (per a Resolution by the Board in May 2015 increasing Mr. Gronau’s salary from $300,000 to $350,000);

•	commencing in 2010, a bonus up to 50% of his annual salary as determined by the Board of Directors in its sole discretion based on Mr. Gronau’s achieving annual objectives specified by the Board of Directors after consultation with Mr. Gronau;

•	a stock option to purchase 150,000 shares of our common stock at an exercise price equal to the last sale price of our common stock on the NASDAQ Stock Market on the date of grant, which stock option was granted on May 6, 2009. The stock option vested over a five-year period, and is now fully vested and exercisable;

•	an automobile allowance of $600 per month and reimbursement of certain related expenses; and

•	participation in all medical, retirement, pension or other benefit plans made available to our employees.

Pursuant to Mr. Gronau’s employment agreement, he has agreed not to disclose any confidential information of the Company or its affiliates, licensors, suppliers and customers at any time during or after the term of his employment agreement. Mr. Gronau has also agreed that during and for a one-year period following a termination of his employment with the Company, he will not compete with the Company anywhere in the United States. In addition, Mr. Gronau has agreed that during and for a period of two years following a termination of his employment with the Company, he will not (i) solicit for employment any employee or agent of the Company, or (ii) solicit or entice any customer and/or vendor of the Company to cease doing business with the Company.

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The Board may consider additional factors, including the financial performance of the Company, when determining annual bonus payments to officers and employees. Based on such factors, the Board may, in its discretion, grant additional bonus payments in excess of the levels set forth in any employment agreements or compensation arrangements.

Potential Payments upon Termination or Change in Control

The following section describes the benefits that may become payable to Mr. Gronau in connection with a termination of his employment with the Company or a change in control of the Company.

The Company executed a stock option agreement with Mr. Gronau (the “Gronau Option Agreement”) pursuant to which Mr. Gronau was granted a stock option to purchase 150,000 shares of common stock at an exercise price of $6.20 per share, effective as of our stockholders’ approval on May 6, 2009. The stock option is not subject to the 1994 Directors’ Stock Option Plan. The stock option has a ten-year term and vested over a five-year period ending in 2014 as follows: 20,000 shares on the first anniversary of the date of grant, 30,000 shares on each of the second, third and fourth anniversaries of the date of grant, and 40,000 shares on the fifth anniversary of the date of grant.

If Mr. Gronau’s employment with the Company terminates for any reason other than Cause (as defined in the Gronau Option Agreement), the stock option will remain exercisable until the date 90 days after the date of termination, or in the case of termination by reason of Incapacity (as defined in the Gronau Option Agreement) one year after the date of termination, on which date it shall expire. In the event of termination of Mr. Gronau’s employment for Cause, the stock option will expire on the date of termination. In no event will the stock option be exercisable after the expiration of its ten-year term.

In the event of a change in control (as defined in the Gronau Option Agreement), if the Compensation Committee does not make any provision for the stock option to be assumed by the successor corporation, the stock option will terminate as of the date set by the Compensation Committee, subject to a requirement to give Mr. Gronau thirty (30) days’ notice. During this thirty (30) day period, Mr. Gronau will have the right to exercise all or any portions of the stock option, including that portion that would otherwise be unexercisable.

Equity Compensation Plan Information

The following table sets forth certain information, as of December 31, 2015, about our equity compensation plans under which our equity securities are authorized for issuance. See Proposal 4 for a description of the 1994 Directors’ Stock Option Plan and the proposed amendment thereto.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	392,750	(1)	$7.65	91,750	(2)
Equity compensation plans not approved by security holders	None		None	None
Total	392,750		$7.65	91,750

(1)	Reflects outstanding stock options to purchase 242,750 shares of common stock granted under our 1994 Directors’ Stock Option Plan, and the stock option granted to Gregory S. Gronau pursuant to the Gronau Option Agreement effective May 6, 2009.

(2)	These shares were available for future issuance under our 1994 Directors’ Stock Option Plan.

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PROPOSAL 2 – RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Moss Adams LLP (Moss Adams) was our independent registered public accounting firm for the year ended December 31, 2015, and has reported on our consolidated financial statements in the annual report that accompanies this proxy statement. Our independent registered public accounting firm is appointed by our Audit Committee. The Audit Committee intends to reappoint Moss Adams as our independent registered public accounting firm for the year ending December 31, 2016. A representative of Moss Adams will be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions. In the event that the stockholders do not approve Moss Adams as our independent registered public accounting firm, the selection of our independent registered public accounting firm will be reconsidered by the Audit Committee.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY SAID DOCUMENT SO FILED.

Audit Committee Report

The following is the report of the Audit Committee with respect to Gaming Partners International Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2015.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements with management. The Audit Committee has discussed with Moss Adams LLP (Moss Adams), the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements. The Audit Committee has also received written disclosures and the letter from Moss Adams required by the applicable requirements of the Public Company Accounting Oversight Board, which relates to the auditor’s independence from the Company and its related entities, and has discussed with Moss Adams their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

AUDIT COMMITTEE Robert J. Kelly Martin A. Berkowitz Charles R. Henry

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Fees Paid to Independent Public Accounting Firm

The following table shows the fees for professional audit services provided by Moss Adams for the fiscal years ended December 31, 2015 and 2014, for the audit of our annual consolidated financial statements and the fees billed for other services rendered during those periods.

	December 31, 2015	December 31, 2014
Audit Fees (1)	$411,963	$355,000
Audit–Related Fees (2)	—	—
Tax Fees (3)	$48,680	$44,470
All Other Fees	—	—
Total Fees	$460,643	$399,470

(1)	Fees for the professional services rendered for the audit of GPIC’s annual consolidated financial statements, review of consolidated financial statements included in our Form 10-Q filings, and services normally provided in connection with statutory and regulatory filings or engagements.
(2)	Fees for assurance and related services that are reasonably related to the performance of the audit or review of GPIC’s financial statements. There were no audit-related fees for either 2015 or 2014.
(3)	Fees for professional services rendered with respect to tax compliance, tax advice and tax planning. This includes preparation of tax returns, claims for refunds, payment planning and tax law interpretation.

Pre-Approval Policies and Procedures

The Audit Committee is responsible for reviewing and approving, in advance, all audit and non-audit services of the independent registered public accounting firm. The Audit Committee approved the engagement of Moss Adams to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year 2015 and to provide certain non-audit services to the Company and its subsidiaries. None of the engagements pre-approved by the Audit Committee during 2015 made use of the de minimus exception to pre-approval contained in the applicable rules of the SEC.

Recommendation of our Board of Directors

The ratification of the appointment of Moss Adams as our independent registered public accounting firm will be approved if the number of votes cast in favor of this proposal exceeds the number of votes cast in opposition to this proposal.

Our Board of Directors recommends that you vote “FOR” the ratification of Moss Adams as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

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PROPOSAL 3 – ADVISORY VOTE TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which enacted Section 14A of the Securities Exchange Act of 1934, requires that our stockholders have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation is described above under the heading “Executive Compensation.” Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Please read the section of this proxy statement titled “Executive Compensation” for additional details about our executive compensation programs, including information about the fiscal 2015 compensation of our named executive officers.

As described in Proposal 1 - Election of Directors, our Compensation Committee establishes and reviews our overall corporate policies, goals and objectives for the compensation of our named executive officers, including a review of the relationship of executive compensation to corporate performance and relative stockholder return, compensation at comparable companies, past years compensation to executives, tax and accounting treatment and other relevant factors. Our Compensation Committee also determines the compensation of the named executive officers, including individual elements of salary, bonus, supplemental retirement, incentive and equity compensation, and determines the appropriate allocation among individual elements in light of our corporate goals and the performance evaluation of these officers in light of the corporate goals and objectives.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, other executive compensation tables and related narrative disclosures is hereby APPROVED.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Recommendation of our Board of Directors

The approval of this proposal requires the number of votes cast in favor of this proposal to exceed the number of votes cast in opposition to this proposal.

Our Board of Directors recommends that you vote “FOR” the resolution approving the compensation of our named executive officers as disclosed in the section titled “Executive Compensation” of this proxy statement.

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PROPOSAL 4 – APPROVAL OF AMENDMENT TO THE 1994 DIRECTORS’ STOCK OPTION PLAN

We are asking our stockholders to approve the following amendment to the Company’s 1994 Directors’ Stock Option Plan, which amendment the Board of Directors adopted on November 10, 2015, subject to stockholder approval.

Proposed Amendment

The 1994 Directors’ Stock Option Plan expired by its terms on January 31, 2014. The proposed amendment would extend the term of the plan to January 31, 2019.

Summary of the 1994 Directors’ Stock Option Plan, as amended

The terms of the 1994 Directors’ Stock Option Plan, including the proposed amendment, are summarized below. The following summary is qualified in its entirety by the full text of the plan, as amended, which is attached as Appendix A to this proxy statement

Purpose of the 1994 Directors’ Stock Option Plan

The 1994 Directors’ Stock Option Plan is intended to promote the interests of the Company and its subsidiaries by offering members of the Board of Directors who are not employed as regular salaried officers or employees of the Company or any of its subsidiaries the opportunity to participate in a stock option plan in order to encourage the non-employee directors to take a long-term view of the affairs of the Company; to attract and retain highly qualified non-employee directors; and to aid in rewarding non-employee directors for their services to the Company.

Administration

The Compensation Committee or the Board of Directors administers the 1994 Directors’ Stock Option Plan; however, any actions or decisions by the Compensation Committee (other than grants of non-discretionary options) will be subject to the approval of the Board of Directors. Neither the Compensation Committee nor the Board of Directors will have any discretion to determine or vary any matters that are fixed under the plan. Fixed matters include, but are not limited to, the non-employee directors who will receive non-discretionary option grants, the number of shares of common stock subject to each such grant, the term of any option, and the means of acceptable payment for exercise of the option.

Terms of the Grants under the 1994 Directors’ Stock Option Plan

Eligible non-employee directors initially receive a one-time non-discretionary option to purchase 6,000 shares of common stock following such director’s election to the Board of Directors. In addition, on the anniversary of each such director’s election or appointment to the Board of Directors such director also receives non-discretionary options to purchase 1,500 shares of common stock for serving on the Audit Committee, the Compliance Committee or the Compensation Committee for at least six months during the twelve months prior to the date of grant. Thereafter, each such non-employee director will receive a non-discretionary option to purchase 2,000 shares of common stock each year at the beginning of such directors’ fourth year of service, in addition to the annual non-discretionary option in connection with service on a committee.

The Board of Directors may grant discretionary options from time to time to non-employee directors, subject to and consistent with the provisions of the plan. However, no non-employee director shall have any right or claim to be granted a discretionary option. The Board of Directors will have the discretion to: (i) select the non-employee directors, if any, to whom discretionary options may be granted, and (ii) determine the number of shares of common stock that are subject to a discretionary option.

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Without limiting the authority and discretion of the Board of Directors, the Compensation Committee will have the authority to make recommendations from time to time to the Board of Directors for the grant of discretionary options. The total number of shares of common stock which may be subject to discretionary options shall not exceed 100,000; provided, however, that (i) if a discretionary option expires, or is otherwise terminated prior to its exercise, the shares of common stock covered by such discretionary option immediately prior to such expiration or other termination shall continue to be available for grant as a discretionary option; and (ii) any shares of common stock not subject to discretionary options shall be available for grants as non-discretionary options.

Under the terms of the plan, the initial non-discretionary option grant is exercisable to the extent of vesting. The initial option vests over a three-year period, with one-third of the initial option vesting upon each anniversary of such non-employee director’s election to the Board of Directors. Annual non-discretionary option grants and the proposed discretionary option grants are fully vested upon grant, but are only exercisable six months and one day from the date of grant. Unless special circumstances exist, each option expires on the earlier of (i) the tenth anniversary of the date of its grant, or (ii) nine months after the non-employee director ceases to be a director for any reason other than death or two years after the non-employee director ceases to be a director due to his death. The option exercise price is the closing price of the Company’s common stock on the date such option is granted.

Number of Shares Subject to the 1994 Directors’ Stock Option Plan

The plan provides for the issuance of options covering a total of 450,000 shares of common stock, of which 115,500 options for shares of common stock have been exercised. As of April 11, 2016, options for a total of 242,750 shares of common stock were issued and outstanding under the plan and options covering 91,750 shares of common stock were available for future grants under the plan. The proposed amendment has no effect on the number of shares subject to the plan.

Federal Income Tax Consequences

The federal income tax consequences of the 1994 Directors’ Stock Option Plan under current federal law, which is subject to change, are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local or international tax consequences or tax consequences for non-U.S. persons.

The options granted under the plan are “non-qualified stock options” and do not qualify as incentive stock options for U.S. federal income tax purposes. In general, non-employee directors will not realize taxable income upon the grant of a non-qualified stock option, and the Company will generally not be entitled to a deduction. Upon exercise of a non-qualified stock option, the excess of the fair market value of the shares on the date of exercise over the exercise price will be taxable to the non-employee director as ordinary income. The amount included in the gross income of the non-employee director will also be deductible by the Company. The tax basis of shares acquired by the participant will be equal to the exercise price plus the amount includable in the gross income of the participant as ordinary income.

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New Plan Benefits

Only non-employee directors are eligible to receive option grants under the 1994 Directors’ Stock Option Plan. There are currently six non-employee directors who participate in the plan, including Mr. Alain Thieffry, whom our Board of Directors has determined that, because Mr. Thieffy receives no compensation for services other than as a director of the Company, he is a “non-employee director” for purposes of eligibility to participate in the 1994 Directors’ Stock Option Plan. No other employees of the Company are eligible to participate in the plan; therefore, no benefit will accrue to such persons. Although the plan allows the Board of Directors to grant discretionary options under the plan to certain non-employee directors, no discretionary grants were made to non-employee directors under the plan in 2015, and none is expected to be made in 2016. Other than current and former non-employee directors of the Company, no other employee, executive officer, director, associate, person or group has received non-discretionary options at any time under the plan.

The following table sets forth the amount of (i) all non-discretionary and discretionary options granted to the current non-employee directors through December 31, 2015, and (ii) the non-discretionary options granted or expected to be granted in 2016 under the plan to the non-employee directors. Any future discretionary options that would be granted under the plan to the non-employee directors are discretionary and therefore not determinable at this time. The closing price of the Company’s common stock on April 11, 2016 was $9.84.

Name and Position	Non-Discretionary Options Granted Through 12/31/2015(1)		Discretionary Options Granted Through 12/31/2015	Non-Discretionary Options Granted or to be Granted in 2016(2)		Total Options Outstanding as of April 11, 2016
Martin A. Berkowitz, Director Nominee	42,000		10,000	5,000		52,000
Eric P. Endy, Director Nominee	27,000	(3)	—	3,500		14,500
Charles R. Henry, Director Nominee	33,500		15,000	3,500		48,500
Robert J. Kelly, Director Nominee	59,750	(4)	15,000	6,500	(5)	75,250	(5)
Jean-Francois Lendais Director Nominee	18,000		—	3,500		18,000
Alain Thieffy, Chief Financial Officer and Director Nominee	44,000	(6)	—	3,500		35,000
Current Non-Employee Director Group (6 persons)	224,250		40,000	25,500		246,750

(1)	Includes options granted in 2015 that are subject to stockholder approval of Proposals 4 and 5.
(2)	Except where noted, options have not yet been granted in 2016.
(3)	12,500 of the options were exercised by Mr. Endy in March 2015.
(4)	6,000 of the options expired on February 15, 2016.
(5)	Includes an option granted to Mr. Kelly on February 25, 2016, subject to stockholder approval of Proposal 4.
(6)	9,000 of the options were exercised by Mr. Thieffry on December 6, 2005.

Recommendation of our Board of Directors

The approval of this proposal requires the approval of the majority of the outstanding shares of our common stock to vote in favor of this proposal.

Our Board of Directors recommends that you vote “FOR” the amendment of the 1994 Directors’ Stock Option Plan to extend the termination date of the 1994 Directors’ Stock Option Plan to January 31, 2019.

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PROPOSAL 5 - RATIFICATION OF STOCK OPTION GRANTS

Stockholders are being asked to ratify the issuance of certain stock options to purchase shares of common stock granted to members of the Board of Directors for their service on the Board and various committees thereof.

As noted in Proposal 4, the 1994 Directors’ Stock Option Plan expired on January 31, 2014. Our Compensation Committee, which administers the plan, granted non-discretionary options after January 31, 2014, and our Compensation Committee recommended to our Board of Directors that the term of the plan be extended to January 31, 2019. On November 10, 2015, our Board of Directors accepted this recommendation, ratified and approved the non-discretionary grants made under the plan after January 31, 2014, and directed that the amendment of the plan be submitted to our stockholders. We also determined that the ratification of the non-discretionary options should be submitted to our stockholders.

The principal provisions of the plan, including the proposed amendment and a discussion of federal tax consequences to the Company and the grantees, are summarized in Proposal 4 — Approval of Amendment to 1994 Directors’ Stock Option Plan. In addition to the summary, the full text of the plan, as amended, is attached as Appendix A to this proxy statement.

Listed in the table below are non-discretionary options that were granted to our directors after January 31, 2014, including the date of the grant, the number of options and the exercise price. The closing price of the Company's common stock on April 11, 2016 was $9.84. Pursuant to the terms of the plan, these options were fully vested on the date of the grant, but were not exercisable until six months and one day after the date of the grant. None of the options listed below have been exercised, and none will be exercisable unless this ratification is approved.

Non-Discretionary Options Granted after January 31, 2014

Director Name	Date of Grant	No. of Options	Exercise Price

Martin A. Berkowitz,	08/08/2014	5,000	$8.66
Director Nominee	08/08/2015	5,000	$10.40

Eric P. Endy	12/22/2014	3,500	$8.26
Director Nominee	12/22/2015	3,500	$8.54

Charles R. Henry,	06/30/2014	3,500	$8.16
Director Nominee	06/30/2015	3,500	$10.11

Robert J. Kelly,	02/15/2014	6,500	$8.83
Director Nominee	02/15/2015	5,750	$8.47
	02/15/2016	6,500	$9.49

Jean-Francois Lendais,	05/05/2014	3,500	$8.11
Director Nominee	05/05/2015	3,500	$10.51

Alain Thieffry, (1)	09/12/2014	3,500	$8.32
Director Nominee	09/12/2015	3,500	$9.77

All Directors		56,750

(1)	As noted above, our Board of Directors has determined that, because Mr. Thieffy receives no compensation for services other than as a director of the Company, he is a “non-employee director” for purposes of eligibility to participate in the 1994 Directors’ Stock Option Plan.

Recommendation of our Board of Directors

The approval of this proposal requires the approval of the majority of the outstanding shares of our common stock to vote in favor of this proposal.

Our Board of Directors recommends that you vote “FOR” the ratification of all non-discretionary options granted after January 31, 2014.

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STOCKHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

The next annual meeting of stockholders is expected to be held on or about May 25, 2017. Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company’s proxy statement and form of proxy for that meeting must meet the eligibility and other criteria under the Company’s Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934 and must submit the proposal to the Company. Such proposal must be received no later than February 24, 2017, but not before January 25, 2017. However, in the event that the 2017 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 70 days from May 25, 2017, the proposal must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the latter of (1) the 90th day prior to such annual meeting, or (2) the 10th day following the day the notice of such annual meeting was first given. For stockholder proposals which are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to be considered by the Company for inclusion in the Company’s proxy materials for the 2017 Annual Meeting of Stockholders, they must be received by the Secretary of the Company at the Company’s executive offices no later than the close of business on December 16, 2016.

OTHER MATTERS

Our 2015 Annual Report on Form 10-K, containing audited consolidated financial statements but without exhibits, accompanies this proxy statement. The Form 10-K as filed with the SEC including exhibits is available by accessing our website at www.gpigaming.com and clicking on “For Investors” and then “SEC Filings.” Stockholders may also obtain a copy of the Form 10-K, without charge, upon written request to:

Gaming Partners International Corporation

Attn: Corporate Secretary

3945 W. Cheyenne Avenue, Suite 208

North Las Vegas, Nevada 89032

Fax: (702) 598-2494

As of the date of this proxy statement, our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than the matters stated in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement. If, however, any matter incident to the conduct of the Annual Meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

By Order of the Board of Directors

Gregory S. Gronau President and Chief Executive Officer

Las Vegas, Nevada

April 15, 2016

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APPENDIX A

GAMING PARTNERS INTERNATIONAL CORPORATION
1994 DIRECTORS’ STOCK OPTION PLAN

Adopted by the Board of Directors November 10, 2015
Amendment Subject to Approval by the Stockholders May 25, 2016

1. Purpose

The Gaming Partners International Corporation 1994 Directors’ Stock Option Plan (the “Plan”) is intended to promote the interests of Gaming Partners International Corporation (the “Corporation”) and its subsidiaries by offering members of the Board of Directors of the Corporation who are not employed as regular salaried officers or employees of the Corporation or any of its subsidiaries (hereinafter referred to as “Non-Employee Directors” or “Optionees”) the opportunity to participate in a stock option plan in order to encourage Non-Employee Directors to take a long term view of the affairs of the Corporation; to attract and retain highly qualified Non-Employee Directors; and to aid in rewarding Non-Employee Directors for their services to the Corporation.

2. Administration

The Plan shall be administered by the Compensation Committee (the “Committee”), selected by and serving at the pleasure of the Corporation’s Board of Directors (the “Board”), or by the Board. The Committee or the Board shall not have any discretion to determine or vary any matters which are fixed under the terms of the Plan including, without limitation, which individuals shall receive option awards, how many shares of the Corporation’s stock shall be subject to each such option award, what the exercise price of stock covered by an option shall be, and what means of payment shall be acceptable; provided, however, that notwithstanding the foregoing or any other provision of the Plan, the Board shall have the authority to make the grants and other related determinations pursuant to Section 5.2 of the Plan.

The Committee or the Board shall have the authority to otherwise interpret the Plan and make all determinations necessary or advisable for its administration.

Any actions or decisions by the Committee under the Plan (other than grants of Non-Discretionary Options pursuant to Section 5.1 below) shall be subject to the approval of the Board.

3. Eligibility

Only Non-Employee Directors, who are not participants in the Corporation’s 1994 Long Term Incentive Plan, will be eligible to be granted awards.

4. Stock Subject to the Plan

The stock from which awards may be granted shall be the Corporation’s $.01 par value Common Stock (“Common Stock”). When options are exercised, the Corporation may either issue authorized but unissued shares of Common Stock or transfer issued shares of Common Stock held in its treasury. The total number of shares of Common Stock which may be granted as stock options shall not exceed 450,000. If an option expires, or is otherwise terminated prior to its exercise, the Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

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5. Grant and Amount of Options

5.1 Non-Discretionary Options

The date of grant of the initial option (“Initial Option”) for a Non-Employee Director commencing his or her term shall be the date that he or she becomes a member of the Board of Directors (“Commencement Date”). The Initial Option grant shall be to purchase 6,000 shares of Common Stock (subject to vesting per Section 6.2 and to adjustment per Section 7).

Annual awards of options (“Annual Options” or individually an “Annual Option”) shall be granted beginning on the anniversary of the Commencement Date, and continuing each year thereafter. An Annual Option will be to purchase: (i) prior to the third anniversary of the Commencement date, 1,500 shares of Common Stock for each of the following Board committees on which the Non-Employee Director served for a period of at least six months during the twelve months prior to the date of grant: (A) Audit Committee; (B) Compliance Committee; and (C) Compensation Committee; and (ii) on the third anniversary of the Commencement Date, and each year thereafter, an additional 2,000 shares of Common Stock (all grant amounts subject to adjustment per section 7). The Initial Option and the Annual Options are collectively referred to herein as “Non-Discretionary Options.”

5.2 Discretionary Options

Notwithstanding any provision of the Plan to the contrary, in addition to the Non-Discretionary Options, the Board shall have the authority to grant options from time to time in its sole and absolute discretion (“Discretionary Options”) to Non-Employee Directors pursuant to this Section 5.2. No Non-Employee Director shall have any right or claim to be granted a Discretionary Option. Subject to and consistent with the provisions of the Plan, the Board is authorized in its sole and absolute discretion to:

(i)	Select the Non-Employee Directors, if any, to whom Discretionary Options may be granted; and

(ii)	Determine the number of shares of Common Stock which are subject to a Discretionary Option.

Without in any manner limiting the authority and discretion of the Board as provided herein, the Committee shall have the authority to make recommendations from time to time to the Board for the grant of Discretionary Options. The total number of shares of Common Stock which may be subject to Discretionary Options shall not exceed 100,000; provided, however, that (i) if a Discretionary Option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such Discretionary Option immediately prior to such expiration or other termination shall continue to be available for grant under this Section 5.2 as a Discretionary Option; and (ii) any shares of Common Stock not subject to Discretionary Options shall be available for grants as Non-Discretionary Options. The Non-Discretionary Options and the Discretionary Options are collectively referred to herein as “options.”

6. Terms and Conditions of Options

Options shall be designated non-statutory options or not qualified as Incentive Stock Options under Section 422(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be evidenced by written instruments approved by the Committee or the Board. Such instruments shall conform to the following terms and conditions:

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6.1 Option price

The option price shall be the fair market value of the shares of Common Stock under option on the date such option is granted. The fair market value per share shall be the last reported sale price of the stock on such date on the Nasdaq National Market, or on such other stock exchange that the Common Stock may be listed from time to time. The option price shall be paid (i) in cash or (ii) in shares of Common Stock, including Common Stock underlying the option being exercised, having a fair market value equal to such option price or (iii) in a combination of cash and shares of Common Stock, including Common Stock underlying the option being exercised. The fair market value of shares of Common Stock delivered to the Corporation pursuant to the immediately preceding sentence shall be determined on the basis of the last reported sale price of the Common Stock on the Nasdaq National Market on the day of exercise or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

6.2 Vesting, exercise and term of options

The Initial Option shall be exercisable to the extent of vesting. The Initial Option shall vest over a three year period, with one-third of the Initial Option (2,000 shares) vesting upon each anniversary of the Commencement Date. Annual Options and Discretionary Options shall be fully vested upon grant, but shall only be exercisable six months and one day from the date of grant.

Except in special circumstances, each option shall expire upon the tenth anniversary of the date of its grant or such earlier date as provided in Section 6.3 below.

After becoming exercisable, each option shall remain exercisable until the expiration or termination of the option. After becoming exercisable an option may be exercised by the Optionee from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. The Committee or the Board may provide that payment of the option exercise price may be made following delivery of the certificate for the exercised shares.

Upon the exercise of an option, the purchase price will be payable in full in cash or Common Stock as provided in Paragraph 6.1. Any shares of Common Stock so assigned and delivered to the Corporation in payment or partial payment of the purchase price will be valued at Fair Market Value on the exercise date. Upon the exercise of a non-qualified stock option, the Corporation shall withhold from the shares of Common Stock to be issued to the eligible Optionee the number of shares necessary to satisfy the Corporation’s obligation to withhold Federal taxes, such determination to be based on the shares’ Fair Market Value on the date of exercise.

6.3 Termination of Directorship

If an Optionee ceases for any reason including death or resignation to be a director: (A) all options granted to such Optionee and vested on the date of termination of Directorship shall expire on the earliest of (i) the tenth anniversary after the date of grant, (ii) nine months after the day such Optionee ceases to be a director for any reason other than death, or (iii) two years after the day such Optionee ceases to be a director due to his death; and (B) all options granted to such Optionee which are unvested shall expire.

6.4 Exercise upon death of optionee

If an Optionee dies, the option may be exercised, to the extent provided in Section 6.3, by the Optionee’s estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. The Committee or the Board may approve all cash payments to the estate of an Optionee if circumstances warrant such a decision.

6.5 Assignability

No option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution and during the lifetime of the Optionee the option shall be exercisable only by such Optionee.

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7. Capital Adjustments

The number and price of shares of Common Stock covered by each award of options and the total number of shares that may be granted under the Plan shall be proportionally adjusted to reflect, subject to any required action by the stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.

8. Change of Control

Notwithstanding the provisions of Section 7, in the event of a change of control, all vesting on all unexercised stock options will accelerate to the change of control date. For purposes of this Plan, a “Change of Control” of the Corporation shall be deemed to have occurred at such time as (a) any “person” (as the term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (“Exchange Act”)), not including Paul S. Endy, or his heirs or assigns, or the Paul S. Endy, Jr. Living Trust, or its beneficiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25.0% or more of the combined voting power of the Corporation’s outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Board of Directors on the date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination for election was approved by a majority of the Board of Directors of the Corporation serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of the Corporation occurs, unless such merger or consolidation shall have been affirmatively recommended to the Corporation’s stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from stockholders of the Corporation by someone other than the current management of the Corporation seeking stockholder approval of a plan or reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the outstanding shares of the Corporation’s securities are actually exchanged for or converted into cash or property or securities not issued by the Corporation unless the reorganization, merger or consolidation shall have been affirmatively recommended to the Corporation’s stockholders by a majority of the Incumbent Board.

9. Approvals

The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from all regulatory agencies from which approval is required, including gaming regulatory agencies, and upon obtaining stockholder ratification of the Plan.

10. Effective Date of Plan

The effective date of the Plan is January 31, 1994.

11. Term: Amendment of Plan

This Plan shall expire on January 31, 2019 (except to options outstanding on that date). The Board may terminate the Plan at any time. The Board may amend the Plan at any time, provided however, the provisions of Section 5 pertaining to the amount of options to be granted and the timing of such option grants and the provisions of Paragraph 6.1 pertaining to the option price of the Common Stock under option shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code or the rules thereunder. Further provided however, that, without the approval of the holders of a majority of the outstanding shares of Common Stock; the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 7); the provisions of Section 3 regarding eligibility may not be modified; the purchase price at which shares may be offered pursuant to options may not be reduced (except by adjustment pursuant to Section 7); and the expiration date of the Plan may not be extended and no change may be made which would cause the Plan not to comply with Rule 16b-3 of the Exchange Act, as amended from time to time. No action of the Board or stockholders, however, may, without the consent of an Optionee, alter or impair such Optionee’s rights under any option previously granted.

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12. Withholding Taxes

The Corporation shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payments or the issuance of shares of Common Stock under the Plan. Whenever under the Plan, shares of Common Stock are to be delivered upon exercise of an option, the Committee or the Board shall be entitled to require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other government withholding tax requirements related thereto.

13. Plan Not a Trust

Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Corporation and any Optionee, the executor, administrator or other personal representative, or designated beneficiary of such Optionee, or any other persons. If and to the extent that any Optionee or such Optionee’s executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Corporation pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

14. Notices

Each Optionee shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Optionee furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

15. Severability of Provisions

If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

16. Payment to Minors, etc.

Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Corporation and other parties with respect thereto.

17. Headings and Captions

The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

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18. Controlling Law

This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by federal law, which shall otherwise control.

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GAMING PARTNERS INTERNATIONAL CORP. ATTN: GREGORY S. GRONAU 3945 W. CHEYENNE AVENUE, SUITE 208 NORTH LAS VEGAS, NEVADA 89032

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Attn: Proxy Department, c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK, AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GAMING PARTNERS INTERNATIONAL CORPORATION

The Board of Directors recommends you vote FOR the following:

Vote on Directors	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	All	All	Except
1. Election of Directors	☐	☐	☐

01)	Martin A. Berkowitz
02)	Eric P. Endy
03)	Gregory S. Gronau
04)	Charles R. Henry
05)	Robert J. Kelly
06)	Jean-Francois Lendais
07)	Alain Thieffry

Vote on Proposals

The Board of Directors recommends you vote FOR the following proosals:	For	Against	Abstain

2.	Ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

3.	Approve, on an advisory basis, named executive officer compensation.	☐	☐	☐

4.	Approve an amendment to extend the term of the 1994 Directors’ Stock Option Plan to January 31, 2019.	☐	☐	☐

5.	Ratify the grant of stock options under the 1994 Directors’ Stock Option Plan after January 31, 2014.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign exactly as your name(s) appear(s) hereon. When signng as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owner)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statment and Form 10-K are available at: http://gpigaming.investorroom.com

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

GAMING PARTNERS INTERNATIONAL CORPORATION

Annual Meeting of Stockholders

May 25, 2016 9:00 a.m., Pacific Time

This proxy is solicited by the Board of Directors

The undersigned stockholder of Gaming Partners International Corporation (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and Annual Report on Form 10-K in connection with the Annual Meeting of the stockholders of the Company to be held at the Westin Las Vegas Hotel Casino & Spa 160 E. Flamingo Road, Mesquite 5 Meeting Room, Las Vegas, Nevada 89109, on Wednesday, May 25, 2016, at nine o’clock in the morning (9:00 a.m.) Pacific Time, and hereby appoints Gregory S. Gronau and Alain Thieffry, and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said Annual Meeting and at any adjournment thereof. The proxies are instructed to vote as specified on the reverse side hereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.